Intangible Assets	12 Months Ended
Dec. 31, 2025
Intangible Assets
Intangible Assets
7.	Intangible Assets

The Company’s intangible assets at December 31, 2025 and 2024, are summarized as follows (figures are in thousands of USD):

	December 31,
	2025	2024
Costs:
Management software license	$8,424	$7,215
Patent technology	1,567	1,842
Total intangible assets - at cost	9,991	9,057
Less: Accumulated amortization	(6,392)	(5,640)
Balance at end of year, net	$3,599	$3,417

Amortization expenses were $1.2 million, $1.1 million and $1.0 million for the years ended December 31, 2025, 2024 and 2023, respectively.

	Estimated Amortization Expenses
	2026	2027	2028	2029	2030
Amortization expenses	$1,111	$1,041	$740	$231	$131